Provisions	12 Months Ended
Mar. 31, 2025
Disclosure of other provisions [abstract]
Provisions
18.
Provisions

The details of changes in provisions during the year ended March 31, 2025 are as follows:

Particulars	Refund Liability (1)		Environmental liability (2)		Legal and others (3)		Total
Balance as at beginning of the year	Rs.	4,579	Rs.	61	Rs.	804	Rs.	5,444
Provision made during the year, net of reversals		4,784				159		4,943
Provision used during the year		(4,129)		-		-		(4,129)
Effect of changes in foreign exchange rates		63		3		-		66
Balance as at end of the year	Rs.	5,297	Rs.	64	Rs.	963	Rs.	6,324
Current	Rs.	5,297	Rs.	-	Rs.	871	Rs.	6,168
Non-current		-		64		92		156
	Rs.	5,297	Rs.	64	Rs.	963	Rs.	6,324

(1)
Refund liability is accounted for by recording a provision based on the Company’s estimate of expected sales returns. See Note 3.m of these consolidated financial statements for the Company’s accounting policy on refund liability.

(2)
As a result of the acquisition of a unit of The Dow Chemical Company in April 2008, the Company assumed a liability for contamination of the Mirfield site acquired of Rs.39 (carrying value Rs.64). The seller is required to indemnify the Company for this liability. Accordingly, a corresponding asset has also been recorded in the consolidated statements of financial position.

(3)
Primarily consists of provision recorded towards the potential liability arising out of a litigation relating to cardiovascular and anti-diabetic formulations. Refer to Note 32 (“Contingencies”) of these consolidated financial statements under “Product and patent related matters - Matters relating to National Pharmaceutical Pricing Authority and Litigation relating to Cardiovascular and Anti-diabetic formulations” for further details.